EXHIBIT 23.2

                               CONSENT OF COUNSEL

      Kirkpatrick & Lockhart's consent, to include its opinion as Exhibit 5.1 to Genetic Vectors, Inc.'s Registration Statement on Form SB-2, is contained in
Exhibit 5.1 and is hereby incorporated by reference.